COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2024 (Unaudited)

		Shares	Value
COMMON STOCK—REAL ESTATE	106.9%
APARTMENT	6.0%
AvalonBay Communities, Inc.		59,847	$13,480,537
Camden Property Trust(a)		67,902	8,387,934
Essex Property Trust, Inc.(a)		74,922	22,133,457
UDR, Inc.(a)(b)		1,623,664	73,616,926

			117,618,854

DATA CENTERS	12.8%
Digital Realty Trust, Inc.(a)		838,023	135,617,262
Equinix, Inc.(a)(b)		128,941	114,451,900

			250,069,162

FREE STANDING	4.8%
Agree Realty Corp.		281,350	21,194,096
NETSTREIT Corp.(a)		1,103,359	18,238,524
Realty Income Corp.(a)(b)		852,177	54,045,065

			93,477,685

GAMING	4.3%
VICI Properties, Inc., Class A(a)(b)		2,543,346	84,718,855

HEALTH CARE	15.3%
Healthcare Realty Trust, Inc., Class A(c)		3,345,258	60,716,433
Omega Healthcare Investors, Inc.		722,890	29,421,623
Welltower, Inc.(a)		1,622,330	207,706,910

			297,844,966

HOTEL	1.5%
Host Hotels & Resorts, Inc.(a)		1,618,489	28,485,406

INDUSTRIALS	9.7%
Americold Realty Trust, Inc.(a)		861,051	24,341,912
BG LLH, LLC (Lineage Logistics)(d)		142,519	11,170,639
Lineage, Inc.		18,773	1,471,427
Prologis, Inc.(a)		1,114,210	140,702,439
Rexford Industrial Realty, Inc.(a)		210,919	10,611,335

			188,297,752

MANUFACTURED HOME	4.3%
Equity LifeStyle Properties, Inc.		365,363	26,064,996
Sun Communities, Inc.(a)(c)		432,770	58,488,866

			84,553,862

OFFICE	0.9%
Highwoods Properties, Inc.(a)(b)		510,337	17,101,393

REGIONAL MALL	6.4%
Simon Property Group, Inc.(a)(b)		735,481	124,310,999

SELF STORAGE	7.6%
Extra Space Storage, Inc.(a)		370,145	66,696,427
Public Storage(a)		224,303	81,617,133

			148,313,560

SHOPPING CENTER	2.5%
Kimco Realty Corp.		2,095,779	48,663,988

		Shares	Value
SINGLE FAMILY HOMES	4.8%
Invitation Homes, Inc.(a)(b)		2,626,594	$92,613,705

SPECIALTY	4.0%
Iron Mountain, Inc.(a)(b)		592,035	70,351,519
Lamar Advertising Co., Class A(a)		51,432	6,871,315

			77,222,834

TELECOMMUNICATIONS	17.8%
American Tower Corp.		1,026,557	238,736,096
Crown Castle, Inc.(a)(b)		910,150	107,971,094

			346,707,190

TIMBERLAND	4.2%
Rayonier, Inc.(a)		735,023	23,653,040
Weyerhaeuser Co.(a)(c)		1,740,366	58,928,793

			82,581,833

TOTAL COMMON STOCK (Identified cost—$1,473,511,753)			2,082,582,044

PREFERRED SECURITIES—EXCHANGE-TRADED	9.7%
BANKING	1.3%
Bank of America Corp., 5.375%, Series KK(a)(e)		100,000	2,453,000
Bank of America Corp., 6.00%, Series GG(a)(e)		224,608	5,653,383
JPMorgan Chase & Co., 4.625%, Series LL(a)(e)		124,812	2,858,195
JPMorgan Chase & Co., 5.75%, Series DD(a)(e)		75,000	1,896,000
Wells Fargo & Co., 4.25%, Series DD(a)(e)		69,325	1,405,218
Wells Fargo & Co., 4.70%, Series AA(a)(e)		88,000	1,903,440
Wells Fargo & Co., 4.75%, Series Z(a)(e)		208,044	4,512,474
Wells Fargo & Co., 7.50%, Series L (Convertible)(e)		4,000	5,128,800

			25,810,510

DIVERSIFIED	1.6%
Armada Hoffler Properties, Inc., 6.75%, Series A(a)(e)		378,000	9,654,120
DigitalBridge Group, Inc., 7.125%, Series J(a)(b)(e)		404,788	10,386,860
DigitalBridge Group, Inc., 7.15%, Series I(a)(b)(e)		404,770	10,390,446

			30,431,426

FINANCE	0.1%
KKR Group Finance Co. IX LLC, 4.625%, due 4/1/61(a)		50,000	1,019,500

FREE STANDING	0.2%
Agree Realty Corp., 4.25%, Series A(a)(e)		153,002	3,229,872

HOTEL	1.1%
Pebblebrook Hotel Trust, 5.70%, Series H(a)(e)		220,000	4,356,000
Pebblebrook Hotel Trust, 6.375%, Series G(a)(e)		168,800	3,727,104
RLJ Lodging Trust, 1.95%, Series A (Convertible)(a)(e)		115,291	3,006,789
Summit Hotel Properties, Inc., 5.875%, Series F(a)(e)		122,693	2,574,099
Summit Hotel Properties, Inc., 6.25%, Series E(a)(e)		226,000	4,739,220
Sunstone Hotel Investors, Inc., 6.125%, Series H(a)(e)		96,680	2,166,599

			20,569,811

INDUSTRIALS	0.3%
LXP Industrial Trust, 6.50%, Series C(a)(e)		92,192	4,886,176
Rexford Industrial Realty, Inc., 5.625%, Series C(a)(e)		30,000	720,900

			5,607,076

		Shares	Value
INSURANCE	0.2%
Allstate Corp., 7.375%, Series J(a)(e)		81,248	$2,250,570
American Financial Group, Inc., 5.875%, due 3/30/59(a)		26,958	670,176

			2,920,746

MANUFACTURED HOME	0.1%
UMH Properties, Inc., 6.375%, Series D(a)(e)		115,000	2,770,350

OFFICE	0.3%
City Office REIT, Inc., 6.625%, Series A(a)(e)		61,000	1,171,200
Hudson Pacific Properties, Inc., 4.75%, Series C(a)(e)		225,279	3,090,828
Vornado Realty Trust, 5.25%, Series N(a)(e)		122,040	2,188,177

			6,450,205

REGIONAL MALL	0.0%
Brookfield Property Partners LP, 5.75%, Series A(e)		13,401	198,335

SELF STORAGE	1.4%
National Storage Affiliates Trust, 6.00%, Series A(a)(e)		192,080	4,800,079
Public Storage, 4.00%, Series P(a)(e)		230,138	4,416,348
Public Storage, 4.10%, Series S(a)(b)(e)		96,792	1,928,097
Public Storage, 4.625%, Series L(a)(e)		450,000	9,864,000
Public Storage, 4.70%, Series J(a)(e)		169,737	3,813,990
Public Storage, 4.75%, Series K(a)(e)		101,000	2,306,840

			27,129,354

SHOPPING CENTER	1.3%
CTO Realty Growth, Inc., 6.375%, Series A(e)		35,000	823,550
Kimco Realty Corp., 5.125%, Series L(a)(e)		24,619	591,348
Kimco Realty Corp., 5.25%, Class M(a)(e)		181,358	4,503,119
Regency Centers Corp., 5.875%, Series B(a)(e)		209,900	5,111,065
Regency Centers Corp., 6.25%, Series A(a)(e)		157,556	4,038,160
Saul Centers, Inc., 6.00%, Series E(a)(e)		111,000	2,618,490
Saul Centers, Inc., 6.125%, Series D(a)(b)(e)		101,300	2,351,832
SITE Centers Corp., 6.375%, Class A(a)(e)		225,154	5,457,733

			25,495,297

SINGLE FAMILY HOMES	0.4%
American Homes 4 Rent, 5.875%, Series G(a)(e)		103,420	2,613,423
American Homes 4 Rent, 6.25%, Series H(a)(e)		228,349	5,720,143

			8,333,566

SPECIALTY	0.2%
EPR Properties, 5.75%, Series G(a)(e)		132,002	3,034,726
EPR Properties, 9.00%, Series E (Convertible)(a)(e)		57,085	1,748,514

			4,783,240

TELECOMMUNICATION SERVICES	0.7%
AT&T, Inc., 4.75%, Series C(a)(e)		210,000	4,412,100
AT&T, Inc., 5.00%, Series A(a)(e)		124,144	2,772,135
AT&T, Inc., Senior Debt, 5.625%, due 8/1/67(a)(b)		145,567	3,640,631
U.S. Cellular Corp., Senior Debt, 5.50%, due 6/1/70(a)		135,504	3,001,414

			13,826,280

UTILITIES	0.5%
CMS Energy Corp., 5.875%, due 3/1/79(a)		166,310	4,121,162
DTE Energy Co., 5.25%, due 12/1/77, Series E(a)		114,351	2,814,178
Sempra, 5.75%, due 7/1/79(a)		89,854	2,223,887
Southern Co., 4.95%, due 1/30/80, Series 2020(a)		39,187	930,299

			10,089,526

TOTAL PREFERRED SECURITIES—EXCHANGE-TRADED (Identified cost—$186,606,157)			188,665,094

		Principal Amount*	Value
PREFERRED SECURITIES—OVER-THE-COUNTER	11.8%
BANKING	6.4%
Banco Bilbao Vizcaya Argentaria SA, 9.375% to 3/19/29 (Spain)(a)(e)(f)(g)		1,200,000	$1,327,849
Bank of America Corp., 6.10% to 3/17/25, Series AA(a)(e)(g)		4,000,000	4,015,524
Bank of America Corp., 6.30% to 3/10/26, Series DD(a)(e)(g)		2,000,000	2,045,190
Bank of New York Mellon Corp., 3.75% to 12/20/26, Series I(a)(b)(e)(g)		3,877,000	3,668,926
Bank of Nova Scotia, 8.625% to 10/27/27, due 10/27/82 (Canada)(a)(g)		1,000,000	1,084,143
Barclays PLC, 9.625% to 12/15/29 (United Kingdom)(a)(e)(f)(g)		4,400,000	4,965,021
BNP Paribas SA, 7.75% to 8/16/29 (France)(a)(e)(f)(g)(h)		3,800,000	4,012,576
BNP Paribas SA, 8.50% to 8/14/28 (France)(a)(e)(f)(g)(h)		2,200,000	2,365,755
Charles Schwab Corp., 4.00% to 6/1/26, Series I(a)(e)(g)		6,750,000	6,482,962
Charles Schwab Corp., 4.00% to 12/1/30, Series H(a)(e)(g)		2,500,000	2,238,855
Citigroup Capital III, 7.625%, due 12/1/36 (TruPS)(a)		1,090,000	1,226,196
Citigroup, Inc., 3.875% to 2/18/26, Series X(a)(e)(g)		2,500,000	2,412,442
Citigroup, Inc., 4.00% to 12/10/25, Series W(a)(b)(e)(g)		6,000,000	5,889,326
Citigroup, Inc., 4.15% to 11/15/26, Series Y(a)(e)(g)		2,100,000	2,021,568
Citigroup, Inc., 5.95% to 5/15/25, Series P(a)(e)(g)		2,000,000	2,005,050
Citigroup, Inc., 6.25% to 8/15/26, Series T(a)(e)(g)		2,140,000	2,177,940
Citigroup, Inc., 7.00% to 8/15/34, Series DD(e)(g)		1,250,000	1,340,760
Credit Agricole SA, 8.125% to 12/23/25 (France)(a)(e)(f)(g)(h)		5,000,000	5,149,375
Credit Suisse Group AG, 5.25%, Claim (Switzerland)(e)(f)(h)(i)(j)(k)		1,500,000	146,250
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)(a)(e)(f)(g)		3,200,000	3,193,097
ING Groep NV, 5.75% to 11/16/26 (Netherlands)(a)(e)(f)(g)		7,000,000	6,949,865
ING Groep NV, 7.25% to 11/16/34 (Netherlands)(e)(f)(g)(l)		1,600,000	1,653,900
Intesa Sanpaolo SpA, 7.70% to 9/17/25 (Italy)(a)(e)(f)(g)(h)		2,000,000	2,002,561
JPMorgan Chase & Co., 6.10% to 10/1/24, Series X(a)(e)(g)		2,160,000	2,160,000
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)(a)(e)(f)(g)		4,100,000	4,147,736
NatWest Group PLC, 6.00% to 12/29/25 (United Kingdom)(a)(e)(f)(g)		1,400,000	1,402,774
NatWest Group PLC, 8.00% to 8/10/25 (United Kingdom)(a)(e)(f)(g)		3,400,000	3,455,818
PNC Financial Services Group, Inc., 6.00% to 5/15/27, Series U(a)(e)(g)		2,270,000	2,304,515
PNC Financial Services Group, Inc., 6.20% to 9/15/27, Series V(a)(e)(g)		4,260,000	4,347,317
Societe Generale SA, 8.00% to 9/29/25 (France)(a)(e)(f)(g)(h)		1,600,000	1,617,133
Societe Generale SA, 9.375% to 11/22/27 (France)(a)(e)(f)(g)(h)		1,800,000	1,895,476
State Street Corp., 6.70% to 9/15/29, Series J(e)(g)		1,800,000	1,868,044
Stichting AK Rabobank Certificaten, 6.50% (Netherlands)(e)(l)		EUR 1,500,000	1,904,658
Swedbank AB, 7.75% to 3/17/30 (Sweden)(e)(f)(g)(l)		2,200,000	2,331,997
Toronto-Dominion Bank, 8.125% to 10/31/27, due 10/31/82 (Canada)(a)(g)		1,000,000	1,075,312
UBS Group AG, 6.875% to 8/7/25 (Switzerland)(e)(f)(g)(l)		600,000	602,709
UBS Group AG, 9.25% to 11/13/28 (Switzerland)(a)(e)(f)(g)(h)		2,600,000	2,881,063
UBS Group AG, 9.25% to 11/13/33 (Switzerland)(a)(e)(f)(g)(h)		2,200,000	2,600,035
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(a)(b)(e)(g)		10,000,000	9,725,308
Wells Fargo & Co., 5.875% to 6/15/25, Series U(a)(e)(g)		3,735,000	3,755,456
Wells Fargo & Co., 6.85% to 9/15/29(e)(g)		5,450,000	5,701,806
Wells Fargo & Co., 7.625% to 9/15/28(a)(e)(g)		2,060,000	2,248,560

			124,400,848

		Principal Amount*	Value
BROKERAGE	0.2%
Goldman Sachs Group, Inc., 4.125% to 11/10/26, Series V(a)(e)(g)		1,675,000	$1,606,595
Goldman Sachs Group, Inc., 7.50% to 5/10/29, Series X(e)(g)		1,820,000	1,933,696

			3,540,291

DIVERSIFIED	0.2%
American Assets Trust LP, 6.15%, due 10/1/34		2,685,000	2,717,273

ENERGY	0.1%
BP Capital Markets PLC, 4.375% to 6/22/25(a)(e)(g)		569,000	564,933
BP Capital Markets PLC, 6.45% to 12/1/33(a)(e)(g)		2,000,000	2,108,866

			2,673,799

FINANCE	0.2%
American Express Co., 3.55% to 9/15/26, Series D(a)(e)(g)		3,508,000	3,333,230

HOTEL	0.2%
Host Hotels & Resorts LP, 5.70%, due 7/1/34		2,265,000	2,339,733
Pebblebrook Hotel LP/PEB Finance Corp., 6.375%, due 10/15/29(h)		2,215,000	2,231,546

			4,571,279

INDUSTRIALS	0.1%
Americold Realty Operating Partnership LP, 5.409%, due 9/12/34		1,000,000	1,003,680

INSURANCE	0.9%
Argentum Netherlands BV for Zurich Insurance Co. Ltd., 5.125% to 6/1/28, due 6/1/48 (Switzerland)(g)(l)		2,800,000	2,808,393
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52(a)(g)		3,090,000	3,199,337
MetLife Capital Trust IV, 7.875%, due 12/15/37 (TruPS)(a)(h)		2,000,000	2,230,010
Prudential Financial, Inc., 6.00% to 6/1/32, due 9/1/52(a)(g)		1,700,000	1,764,731
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)(g)(l)		4,052,000	4,056,524
Voya Financial, Inc., 7.758% to 9/15/28, Series A(a)(e)(g)		2,500,000	2,718,473

			16,777,468

PIPELINES	0.7%
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(a)(b)(g)		1,750,000	1,754,538
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)(a)(g)		2,610,000	2,695,287
Enbridge, Inc., 7.625% to 10/15/32, due 1/15/83 (Canada)(a)(g)		1,000,000	1,070,664
Enbridge, Inc., 8.50% to 10/15/33, due 1/15/84 (Canada)(a)(g)		2,430,000	2,724,025
Energy Transfer LP, 6.50% to 11/15/26, Series H(a)(e)(g)		1,480,000	1,480,159
Energy Transfer LP, 7.125% to 5/15/30, Series G(a)(e)(g)		3,825,000	3,916,896

			13,641,569

SHOPPING CENTER	0.4%
Regency Centers LP, 5.25%, due 1/15/34(a)		1,595,000	1,647,482
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80 (Australia)(g)(h)		592,000	588,687
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80 (Australia)(a)(g)(h)		2,550,000	2,516,401
Unibail-Rodamco-Westfield SE, 7.25% to 7/3/28 (France)(e)(g)(l)		EUR 2,700,000	3,278,460

			8,031,030

TELECOMMUNICATION SERVICES	0.9%
AT&T, Inc., 2.875% to 3/2/25, Series B(e)(g)		EUR 5,000,000	5,519,714
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)(a)(g)		5,710,000	5,182,616
Vodafone Group PLC, 5.125% to 12/4/50, due 6/4/81 (United Kingdom)(g)		500,000	412,874
Vodafone Group PLC, 6.25% to 10/2/24, due 10/3/78 (United Kingdom)(g)(l)		3,600,000	3,600,000
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)(a)(b)(g)		3,354,000	3,543,769

			18,258,973

		Principal Amount*	Value
UTILITIES	1.5%
AES Corp., 7.60% to 10/15/29, due 1/15/55(g)		750,000	$789,232
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(a)(g)		2,600,000	2,437,679
American Electric Power Co., Inc., 6.95% to 9/15/34, due 12/15/54(g)		2,600,000	2,773,313
Dominion Energy, Inc., 4.35% to 1/15/27, Series C(e)(g)		2,500,000	2,447,376
Dominion Energy, Inc., 6.875% to 11/3/29, due 2/1/55, Series A(g)		2,415,000	2,565,517
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(a)(g)		3,000,000	3,028,560
Entergy Corp., 7.125% to 9/1/29, due 12/1/54(g)		3,600,000	3,741,620
EUSHI Finance, Inc., 7.625% to 9/15/29, due 12/15/54(g)(h)		2,167,000	2,291,873
Sempra, 4.125% to 1/1/27, due 4/1/52(a)(b)(g)		5,000,000	4,779,048
Sempra, 6.40% to 7/1/34, due 10/1/54(g)		4,190,000	4,208,360
Southern Co., 3.75% to 6/15/26, due 9/15/51, Series 21-A(a)(g)		700,000	678,752

			29,741,330

TOTAL PREFERRED SECURITIES—OVER-THE-COUNTER (Identified cost—$226,176,319)			228,690,770

CORPORATE BONDS	3.0%
APARTMENT	0.2%
Essex Portfolio LP, 5.50%, due 4/1/34(a)		3,440,000	3,577,592

DATA CENTERS	0.2%
Equinix Europe 2 Financing Corp. LLC, 5.50%, due 6/15/34		3,975,000	4,173,123

DIVERSIFIED	0.0%
Global Net Lease, Inc./Global Net Lease Operating Partnership LP, 3.75%, due 12/15/27(a)(h)		1,000,000	933,075

FREE STANDING	0.2%
Agree LP, 5.625%, due 6/15/34		925,000	968,153
Realty Income Corp., 5.125%, due 7/6/34		EUR 2,075,000	2,552,124

			3,520,277

HEALTH CARE	0.0%
Sabra Health Care LP, 3.20%, due 12/1/31(a)		500,000	440,328

OFFICE	0.2%
Hudson Pacific Properties LP, 5.95%, due 2/15/28(a)		2,975,000	2,732,086
Piedmont Operating Partnership LP, 9.25%, due 7/20/28(a)		1,325,000	1,483,513

			4,215,599

RETAIL	0.1%
Essential Properties LP, 2.95%, due 7/15/31(a)		1,473,000	1,283,121

SELF STORAGE	0.1%
Public Storage Operating Co., 5.35%, due 8/1/53(a)		1,705,000	1,765,027

SHOPPING CENTER	1.0%
Federal Realty OP LP, 4.50%, due 12/1/44(a)		1,700,000	1,495,386
Kimco Realty OP LLC, 6.40%, due 3/1/34(a)		1,460,000	1,626,366
Kite Realty Group Trust, 4.75%, due 9/15/30(a)(b)		6,112,000	6,116,032
Necessity Retail REIT, Inc./American Finance Operating Partner LP, 4.50%, due 9/30/28(a)(h)		4,200,000	3,945,183
Phillips Edison Grocery Center Operating Partnership I LP, 2.625%, due 11/15/31(a)		1,160,000	999,467
Phillips Edison Grocery Center Operating Partnership I LP, 5.75%, due 7/15/34(a)		1,995,000	2,084,853
Retail Opportunity Investments Partnership LP, 6.75%, due 10/15/28(a)		2,075,000	2,227,509
Tanger Properties LP, 2.75%, due 9/1/31(a)		1,225,000	1,055,608

			19,550,404

		Principal Amount*	Value
SINGLE FAMILY HOMES	0.0%
American Homes 4 Rent LP, 5.50%, due 2/1/34(a)		1,025,000	$1,059,129

SPECIALTY	0.8%
Newmark Group, Inc., 7.50%, due 1/12/29		840,000	908,166
VICI Properties LP, 5.125%, due 5/15/32(a)(b)		2,675,000	2,688,172
VICI Properties LP, 5.625%, due 5/15/52(a)		1,765,000	1,728,516
VICI Properties LP, 6.125%, due 4/1/54		1,100,000	1,153,924
VICI Properties LP/VICI Note Co., Inc., 4.125%, due 8/15/30(a)(h)		3,616,000	3,436,796
VICI Properties LP/VICI Note Co., Inc., 5.75%, due 2/1/27(a)(h)		5,050,000	5,141,193

			15,056,767

TELECOMMUNICATIONS	0.2%
American Tower Corp., 5.65%, due 3/15/33(a)		3,225,000	3,409,006

TOTAL CORPORATE BONDS (Identified cost—$57,185,629)			58,983,448

		Ownership%††
PRIVATE REAL ESTATE—OFFICE	1.0%
Legacy Gateway JV LLC, Plano, TX(k)		56.5%	19,736,669

TOTAL PRIVATE REAL ESTATE (Identified cost—$23,637,405)			19,736,669

		Shares
SHORT-TERM INVESTMENTS	3.5%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 4.95%(m)		68,506,080	68,506,080

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$68,506,080)			68,506,080

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$2,035,623,343)	135.9%		2,647,164,105
WRITTEN OPTION CONTRACTS (Premiums received—$347,251)	(0.0)		(249,959)
LIABILITIES IN EXCESS OF OTHER ASSETS	(35.9)		(698,723,112)
SERIES A CUMULATIVE PREFERRED STOCK, AT LIQUIDATION VALUE	(0.0)		(125,000)

NET ASSETS (Equivalent to $14.49 per share based on 134,431,441 shares of common stock outstanding)	100.0%		$1,948,066,034

Exchange-Traded Option Contracts

Written Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(n)	Premiums Received	Value
Call — American Tower Corp.	$240.00	10/18/24	(231)	$(5,372,136)	$(43,641)	$(34,188)
Call — Prologis, Inc.	130.00	10/18/24	(412)	(5,202,736)	(91,287)	(67,980)
Call — Simon Property Group, Inc.	175.00	10/18/24	(308)	(5,205,816)	(65,472)	(24,640)
Call — Iron Mountain, Inc.	125.00	11/15/24	(470)	(5,585,010)	(125,017)	(119,850)
Put — Iron Mountain, Inc.	97.50	10/18/24	(470)	(5,585,010)	(18,275)	(1,955)
Put — Rexford Industrial Realty, Inc.	45.00	10/18/24	(81)	(407,511)	(3,559)	(1,346)
			(1,972)	$(27,358,219)	$(347,251)	$(249,959)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate Receivable (resets monthly)		Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
$ 200,000,000	0.670%	Monthly	4.944%(o	)	Monthly	9/15/25	$6,636,272	$17,956	$6,654,228
69,000,000	1.280%	Monthly	4.944%(o	)	Monthly	2/3/26	2,447,071	5,528	2,452,599
115,000,000	0.762%	Monthly	4.944%(o	)	Monthly	9/15/26	6,312,829	16,078	6,328,907
190,000,000	1.237%	Monthly	4.944%(o	)	Monthly	9/15/27	12,073,492	30,193	12,103,685
							$27,469,664	$69,755	$27,539,419

The total amount of all interest rate swap contracts as presented in the table above is representative of the volume of activity for this derivative type during the period ended September 30, 2024.

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	12,086,544	USD	13,396,363	10/2/24	$(57,766)
Brown Brothers Harriman	GBP	2,491,798	USD	3,275,120	10/2/24	(56,290)
Brown Brothers Harriman	USD	13,490,517	EUR	12,086,544	10/2/24	(36,388)
Brown Brothers Harriman	USD	3,326,254	GBP	2,491,798	10/2/24	5,156
Brown Brothers Harriman	EUR	12,206,176	USD	13,641,744	11/4/24	35,759
						$(109,529)

Glossary of Portfolio Abbreviations

EUR	Euro Currency
GBP	British Pound
OIS	Overnight Indexed Swap
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

*	Amount denominated in U.S. dollars unless otherwise indicated.
††	Legacy Gateway JV LLC, owns a Class A office building located at 6860 N. Dallas Parkway, Plano, Texas 75024.
(a)	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $1,490,389,372 in aggregate has been pledged as collateral.
(b)	A portion of the security has been rehypothecated in connection with the Fund’s revolving credit agreement. $651,017,199 in aggregate has been rehypothecated.
(c)	All or a portion of the security is pledged in connection with exchange-traded written option contracts. $16,247,185 in aggregate has been pledged as collateral.
(d)	Restricted security. Aggregate holdings equal 0.6% of the net assets of the Fund. This security was acquired on August 3, 2020, at a cost of $8,757,813.
(e)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(f)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $52,700,990 which represents 2.7% of the net assets of the Fund (2.0% of the managed assets of the Fund).

(g)	Security converts to floating rate after the indicated fixed–rate coupon period.
(h)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $45,984,988 which represents 2.4% of the net assets of the Fund, of which 0.0% are illiquid.

(i)	Non–income producing security.
(j)	Security is in default.
(k)	Security value is determined based on significant unobservable inputs (Level 3).
(l)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $20,236,641 which represents 1.0% of the net assets of the Fund, of which 0.0% are illiquid.

(m)	Rate quoted represents the annualized seven–day yield.
(n)	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.
(o)	Based on USD-SOFR-OIS. Represents rates in effect at September 30, 2024.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued based upon prices provided by a third-party pricing service. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Fund utilizes an independent valuation services firm (the Independent Valuation Advisor) to assist the investment manager in the determination of the Fund’s fair value of private real estate investments held by the Cohen & Steers RQI Trust (the REIT Subsidiary). Limited scope appraisals are prepared on a monthly basis and typically include a limited comparable sales and a full discounted cash flow analysis. Annually, a full scope, detailed appraisal report is completed which typically includes market analysis, cost approach, sales comparison approach and an income approach containing a discounted cash flow analysis. The full scope report is prepared by a third-party appraisal firm. The investment manager, including through communication with the Independent Valuation Advisor, monitors for material events that the investment manager believes may be expected to have a material impact on the most recent estimated fair values of such private real estate investments. However, rapidly changing market conditions or material events may not be immediately reflected in the Fund’s or REIT Subsidiary’s daily NAV. The investment manager, in conjunction with the Independent Valuation Advisor, values the private real estate investments using the valuation methodology it deems most appropriate and consistent with industry best practices and market conditions. The investment manager expects the primary methodology used to value private real estate investments will be the income approach. Consistent with industry practices, the income approach incorporates actual contractual lease income, professional judgments regarding comparable rental and operating expense data, the capitalization or discount rate and projections of future rent and expenses based on appropriate market evidence, and other subjective factors. Other methodologies that may also be used to value properties include, among other approaches, sales comparisons and cost approaches. Private real estate appraisals are reported on a free and clear basis (i.e. any property-level indebtedness that may be in place is not incorporated into the valuation). Property level debt is valued separately in accordance with GAAP.

The Board of Directors has designated the investment manager as the Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment manager is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgements and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following is a summary of the inputs used as of September 30, 2024 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stock	$2,082,582,044	$—	$—		$2,082,582,044
Preferred Securities—Exchange-Traded	188,665,094	—	—		188,665,094
Preferred Securities—Over-the-Counter:
Banking	—	124,254,598	146,250	(a)	124,400,848
Other Industries	—	104,289,922	—		104,289,922
Corporate Bonds	—	58,983,448	—		58,983,448
Private Real Estate—Office	—	—	19,736,669	(b)	19,736,669
Short-Term Investments	—	68,506,080	—		68,506,080

Total Investments in Securities(c)	$2,271,247,138	$356,034,048	$19,882,919		$2,647,164,105

Forward Foreign Currency Exchange Contracts	$—	$40,915	$—		$40,915
Interest Rate Swap Contracts	—	27,539,419	—		27,539,419

Total Derivative Assets(c)	$—	$27,580,334	$—		$27,580,334

Forward Foreign Currency Exchange Contracts	$—	$(150,444)	$—		$(150,444)
Written Option Contracts	(246,658)	(3,301)	—		(249,959)

Total Derivative Liabilities(c)	$(246,658)	$(153,745)	$—		$(400,403)

(a)	Security has been fair valued by the Valuation Committee pursuant to the Fund’s fair value procedures and classified as a Level 3 security.
(b)

Private Real Estate, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security. See Note 1-Portfolio Valuation.

(c)	Portfolio holdings are disclosed individually on the Consolidated Schedule of Investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of December 31, 2023	Transfer out of Level 3(a)	Change in unrealized appreciation (depreciation)	Balance as of September 30, 2024
Common Stock—Real Estate—Industrials	$15,496,091	$(11,170,639)	$(4,325,452)	$—
Private Real Estate—Office	21,926,157	—	(2,189,488)	19,736,669

(a)

As of December 31, 2023, the Fund used significant unobservable inputs in determining the value of this investment. As of September 30, 2024, the same investment was transferred from Level 3 to Level 1 as a result of the availability of quoted prices in active markets.

The change in unrealized appreciation (depreciation) attributable to securities owned on September 30, 2024 which were valued using significant unobservable inputs (Level 3) amounted to $(2,189,488).

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at September 30, 2024	Valuation Technique	Unobservable Inputs	Amount	Valuation Impact from an Increase in Input(a)
		Discounted	Terminal Capitalization Rate	7.00%	Decrease
Private Real Estate—Office	$19,736,669	Cash Flow	Discount Rate	8.00%	Decrease

(a)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

Note 2. Derivative Investments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar-denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement, the accruals for which would begin at a specific date in the future (the effective date). The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, and amortized or accreted over the life of the swap and recorded as realized gain (loss). Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Consolidated Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The following summarizes the monthly average volume of the Fund’s option contracts and forward foreign currency exchange contracts activity for the nine months ended September 30, 2024:

	Purchased Option Contracts(b)	Written Option Contracts(b)	Forward Foreign Currency Exchange Contracts
Average Notional Amount(a)	$4,647,757	$33,132,148	$13,688,202

(a)

Average notional amounts represent the average for all months in which the Fund had option contracts and forward foreign currency exchange contracts outstanding at month-end. For the period, this represents three months for purchased option contracts, nine months for written option contracts and nine months for forward foreign currency exchange contracts.

(b)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.